UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
Current Report
Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported):
October 22, 2014

UROPLASTY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32632	41-1719250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 426-6140
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a current report on Form 8-K dated May 28, 2014, pursuant to the terms of the Employment Agreement effective as of December 7, 1999 between Uroplasty, Inc. and Susan Hartjes Holman, the Company’s former Senior Vice President of Operations and Regulatory Affairs, Uroplasty notified Ms. Holman that her employment with the company would end on June 21, 2014. Ms. Holman’s employment with Uroplasty ended on June 21, 2014.

Uroplasty and Ms. Holman entered into a separation agreement and release of claims effective as of October 22, 2014. The separation agreement provides for the following, among other things:

•	pursuant to Section 10 of Ms. Holman’s employment agreement, cash severance payments to Ms. Holman in an aggregate amount equal to $215,000, which is equal to twelve months of her annual base salary, paid in accordance with Uroplasty’s prevailing payroll practices, in the form of salary continuation over the twelve month period that began after June 21, 2014, the termination date of her employment;

•	in accordance with ordinary plan practices, for the months of July 2014 through June 2015, reimbursement of COBRA continuation coverage premiums in an amount equal to the difference between the amount Ms. Holman pays for COBRA continuation coverage and the amount a full-time active employee would pay for such coverage;

•	payment of $25,000 on or before June 30, 2015 for assistance to Ms. Holman for paying the cost of healthcare coverage after July 1, 2015; and

•	payment of $10,000 for career transition and associated outplacement services.

The foregoing description of the separation agreement and release of claims with Ms. Holman is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is included as Exhibit 10.1 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and Release of Claims dated as of October 22, 2014 between Uroplasty, Inc. and Susan H. Holman (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROPLASTY, INC.

By:	/s/ Brett Reynolds
Brett Reynolds
Senior Vice President, Chief Financial Officer and
Corporate Secretary

Dated: October 24, 2014

Uroplasty, Inc.

FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	Separation Agreement and Release of Claims dated as of October 22, 2014 between Uroplasty, Inc. and Susan H. Holman.	Filed herewith